UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2021

EAGLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7830 Old Georgetown Road, Third Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
(301) 986-1800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Capital Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on October 7, 2020 (the “Initial Form 8-K”) by Eagle Bancorp, Inc. (“Eagle” or the “Company”), concerning the decision of Dixon Hughes Goodman LLP (“DHG”) to decline to stand for re-appointment as the Company’s independent auditor for the fiscal year beginning January 1, 2021, following the completion of the audit of the fiscal year ended December 31, 2020.

Item 4.01 Changes in Registrant’s Certifying Accountant

As previously reported on the Initial Form 8-K, DHG declined to stand for re-appointment as the Company’s independent auditor. Following DHG’s completion of its audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2020, and certain other related audit services for the Company, on March 23, 2021, the Company’s retention of DHG as its independent registered public accounting firm ended.

During the fiscal year ended December 31, 2020 and the subsequent interim period ending March 23, 2021, there were no disagreements, either resolved to DHG’s satisfaction or not, between the Company and DHG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of DHG, would have caused DHG to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such years.

DHG’s report on the financial statements of the Company included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020 did not contain an adverse opinion, a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. DHG also issued an unqualified opinion that the Company had maintained, in all material respects, effective internal control over financial reporting as of December 31, 2020. Other than as disclosed in the Initial Form 8-K, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K during the fiscal year ended December 31, 2020 and the subsequent interim period ending March 23, 2021.

The Company provided DHG with a copy of the disclosures that it is making in this Current Report on Form 8-K prior to the time it was filed with the SEC. The Company requested that DHG furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein (and, if not, stating the respects in which it does not agree). A copy of DHG’s letter, dated March 29, 2021, is attached hereto as Exhibit 16.1.

As previously reported on Form 8-K filed by the Company with the SEC on January 7, 2021, the Audit Committee selected Crowe LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from DHG
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP INC.

Date: March 29, 2021	By:	/s/ Charles D. Levingston
Charles D. Levingston
Executive Vice President, Chief Financial Officer